UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  October 25, 2000


                          OPTION ONE MORTGAGE LOAN TRUST 2000-2
                         Asset-Backed Certificates, Series 2000-2
                  (Exact name of registrant as specified in its charter)



New York (governing law of           333-14325-04       52-2240108
Pooling and Servicing Agreement)     (Commission        52-2240113
(State or other                      File Number)       52-2240114
jurisdiction                                            52-2240116
of Incorporation)                                       IRS EIN



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, Maryland                                  21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On October 25, 2000 a distribution was made to holders of OPTION ONE MORTGAGE LOAN TRUST 2000-2, Asset-Backed Certificates, Series 2000-2.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number    Description

           EX-99.1 Monthly report distributed to holders of Asset-Backed Certificates, Series 2000-2, relating to the October 25, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          OPTION ONE MORTGAGE LOAN TRUST 2000-2
                        Asset-Backed Certificates, Series 2000-2

              By:   Wells Fargo Bank Minnesota, NA as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 11/06/2000


                                INDEX TO EXHIBITS

Exhibit Number          Description

EX-99.1 Monthly report distributed to holders of Asset-Backed Certificates, Series 2000-2, relating to the October 25, 2000 distribution.